UNITED STATES

                      	SECURITIES AND EXCHANGE COMMISSION

                            	Washington,  D.C.  20549


                                   	FORM 8-K

                                	CURRENT REPORT

	                        Pursuant to Section 13 or 15(d)
                    	of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): November 16, 2000


                            	THE CASTLE GROUP, INC.

            	(Exact name of registrant as specified in its charter)


          Utah                     0-23338                 99-037845
(State or other jurisdiction   (Commission File    (IRS Employer Identification
    of incorporation)              Number)                   Number)

         	745 Fort Street, 10th Floor,  Honolulu, Hawaii  96813
                 	(Address of principal executive office)

Registrant's telephone number, including area code    808-524-0900

                              	Not Applicable
     	(Former name or former address, if changed since last report)



Page 1 of 4 sequentially numbered pages
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Item 4. 	CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	Effective November 16, 2000, the Company appointed Endo & Company as the
    Company's independent public accountants.

(b)	The Company did not have any consultations with Endo & Company during the
    Company's two most recent fiscal years, and any subsequent interim period prior to their engagement, regarding matters that were or should have been subject to SAS 50 or any subject matter of a disagreement or reportable event with the Company's former accountants.

(c)	The decision to appoint Endo & Company was approved by the audit committee of the board of directors of the Company.

(d)	The Company requested Endo & Company to furnish a letter addressed to the
    SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 8, 2000, is filed as Exhibit 16.5 to this Form 8-K.

Item 7.	FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

	EXHIBIT INDEX

   Item No.             			         Description
Page
 _________			_____________________________________
	________

   16.5            		Letter from Endo & Company
4














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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    	     THE CASTLE GROUP, INC.
                       					(Registrant)


Date   December 8, 2000   	  		   	/s/ Michael S. Nitta
                                         		--------------------------
                                  			Chief Financial Officer



























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


[Endo & Company logo]


December 8, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by The Castle Group, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated December 8, 2000. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


/s/ Endo & Company


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